AXP(R) Diversified
                                                                   Equity Income
                                                                            Fund

                                                              2001 ANNUAL REPORT
                                                           (PROSPECTUS ENCLOSED)

American
  Express(R)
Funds

(icon of) magnifying glass

AXP Diversified Equity Income Fund seeks to provide shareholders with a high level of current income and, as a secondary goal, steady growth of capital.

(This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

Dual-purpose Stocks

Some of the most successful investments over the years have been stocks that reward investors in two ways -- through growth in the value of the share price as well as through payment of regular dividend income. AXP Diversified Equity Income Fund sets its sights on stocks that can provide this benefit. The Fund takes advantage of opportunities across various industries, among different types of securities and in markets throughout the world to find investments that meet its combination growth-and-dividend requirement.

Table of Contents

2001 ANNUAL REPORT
The purpose of this annual report is to tell investors how the Fund performed.

From the Chairman                                            3
From the Portfolio Manager                                   3
Fund Facts                                                   5
The 10 Largest Holdings                                      6
Making the Most of the Fund                                  7
The Fund's Long-term Performance                             8
Board Members and Officers                                  10
Independent Auditors' Report (Fund)                         12
Financial Statements (Fund)                                 13
Notes to Financial Statements (Fund)                        16
Independent Auditors' Report (Portfolio)                    22
Financial Statements (Portfolio)                            23
Notes to Financial Statements (Portfolio)                   25
Investments in Securities                                   28
Federal Income Tax Information                              31

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2    AXP DIVERSIFIED EQUITY INCOME FUND -- ANNUAL REPORT

(picture of) Arne H. Carlson
Arne H. Carlson
Chairman of the board

From the Chairman

For most of us investors, the past several months proved to be an extremely trying time. More recently, the events of this past September and the prospect of what may follow have added to our collective concern.

While nothing can change what has happened, we can control how we respond. In broad terms, I would strongly advise that you keep a focus on your long-term financial goals and not let specific events dictate your investment decisions. Ultimately, it is where you finish, not where you are at the moment, that matters most. Your financial advisor plays an essential role in this process, so please let him or her help you by reviewing your situation and plotting the proper investment course.

As I have indicated in the past, the role our Board plays in your financial future is to monitor and confirm that each American Express mutual fund meets its investment objective and that its management style stays on target. We want each fund to be able to deliver to you, the shareholder, the type of performance you expect and the best results that can be obtained. Toward that end, American Express has made significant changes in its investment management capability, and will continue to make changes as it strives to provide a consistent standard of excellence.

On behalf of the Board,

Arne H. Carlson


From the Portfolio Manager

A relatively good performance by value stocks allowed the Fund to hold up fairly well during a period of substantial decline for the stock market as a whole. Still, for the fiscal year -- October 2000 through September 2001 -- the Fund's Class A shares experienced a loss of 7.03% (excluding the sales charge). This compared with a loss of 26.63% for the Standard & Poor's 500, an unmanaged index of stocks commonly used to measure the performance of the stock market. (In the future, the Russell 1000 Value Index will be used to compare the Fund's performance.)

Stocks were in a slump when the period began, as investors' confidence was shaken by reports of a slowdown in economic growth and weaker corporate profits. The negative environment steadily dragged down stock prices before leveling off in late December.

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3    AXP DIVERSIFIED EQUITY INCOME FUND -- ANNUAL REPORT

DOWNTURN RESUMES
The new year got off to a good start when the market rallied sharply on a surprise interest-rate cut by the Federal Reserve. But more negative economic and profit news soon resurfaced. This led to an overall downturn through the end of the period, which was exacerbated by the events of September 11.

The bulk of the market's decline during the 12 months came at the expense of high-priced growth stocks, particularly in the technology area -- the opposite of the value stocks that this Fund focuses on. The more concerned investors became with the outlook for corporate profits, the better value stocks looked to them. This trend allowed value to hold up far better than growth during the market's steepest sell-offs.

Also working in the Fund's favor was the addition of a number of small- and mid-capitalization value stocks to a portfolio that was previously composed almost entirely of large-capitalization value stocks. Over the past 12 months, both small- and mid-cap value stocks substantially outperformed their bigger brethren, benefiting the Fund's performance.

On an industry basis, financial services was the largest area of investment. Those holdings performed well early in the period, then slumped during the final few months. Most of the rest of the portfolio consisted of basic materials/capital goods and consumer cyclical stocks, both of which provided overall positive performance. Among the Fund's best stocks regardless of industry were Mattel, Whirlpool, Philip Morris, Albertson's, Washington Mutual, Supervalu and Caterpillar.

As the new fiscal year begins, the concerns about the economy and corporate profits continue to weigh on the stock market. That should continue to bode well for value stocks, much as we saw during the past period. Most recently, I have reduced holdings among consumer cyclical stocks and put more money into energy and, to a greater degree, utilities stocks. In addition to being attractively priced, I believe these sectors are poised to benefit from what could continue to be an uncertain investment environment.

Warren E. Spitz

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4    AXP DIVERSIFIED EQUITY INCOME FUND -- ANNUAL REPORT

Fund Facts

Class A -- 12-month performance
(All figures per share)

Net asset value (NAV)
Sept. 30, 2001                                                    $8.18
Sept. 30, 2000                                                    $8.96
Decrease                                                          $0.78

Distributions -- Oct. 1, 2000 - Sept. 30, 2001
From income                                                       $0.13
From long-term capital gains                                      $0.02
Total distributions                                               $0.15
Total return*                                                    -7.03%

Class B -- 12-month performance
(All figures per share)

Net asset value (NAV)
Sept. 30, 2001                                                    $8.17
Sept. 30, 2000                                                    $8.94
Decrease                                                          $0.77

Distributions -- Oct. 1, 2000 - Sept. 30, 2001
From income                                                       $0.07
From long-term capital gains                                      $0.02
Total distributions                                               $0.09
Total return*                                                    -7.70%

Class C -- 12-month performance
(All figures per share)

Net asset value (NAV)
Sept. 30, 2001                                                    $8.17
Sept. 30, 2000                                                    $8.94
Decrease                                                          $0.77

Distributions -- Oct. 1, 2000 - Sept. 30, 2001
From income                                                       $0.07
From long-term capital gains                                      $0.02
Total distributions                                               $0.09
Total return*                                                    -7.67%

Class Y -- 12-month performance
(All figures per share)

Net asset value (NAV)
Sept. 30, 2001                                                    $8.18
Sept. 30, 2000                                                    $8.96
Decrease                                                          $0.78

Distributions -- Oct. 1, 2000 - Sept. 30, 2001
From income                                                       $0.15
From long-term capital gains                                      $0.02
Total distributions                                               $0.17
Total return*                                                    -6.82%

* The total return is a hypothetical investment in the Fund with all distributions reinvested. Returns do not include sales load. The prospectus discusses the effect of sales charges, if any, on the various classes.

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5    AXP DIVERSIFIED EQUITY INCOME FUND -- ANNUAL REPORT

The 10 Largest Holdings

                                      Percent                     Value
                                  (of net assets)        (as of Sept. 30, 2001)
Lehman Brothers Holdings                 3.4%                $69,814,643
Chevron                                  2.6                  53,392,500
Ingersoll-Rand                           2.1                  44,213,780
SUPERVALU                                2.0                  41,876,100
Verizon Communications                   2.0                  41,664,700
Conoco Cl A                              2.0                  41,069,450
Aon                                      1.9                  39,689,999
CIGNA                                    1.8                  38,157,000
Burlington Northern Santa Fe             1.8                  37,487,450
Sprint (FON Group)                       1.7                  36,255,100

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(picture of) pie chart

The 10 holdings listed here make up 21.3% of net assets

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6   AXP DIVERSIFIED EQUITY INCOME FUND -- ANNUAL REPORT

Making the Most of the Fund

BUILD YOUR ASSETS SYSTEMATICALLY
One of the best ways to invest in the Fund is by dollar-cost averaging -- a time-tested strategy that can make market fluctuations work for you. To dollar-cost average, simply invest a fixed amount of money regularly. You'll automatically buy more shares when the Fund's share price is low, fewer shares when it is high. The chart below shows how dollar-cost averaging works. In these three hypothetical scenarios, you will see six months of share price fluctuations.

This strategy does not ensure a profit or avoid a loss if the market declines. But, if you can continue to invest regularly through changing market conditions even when the price of your shares falls or the market declines, it can be an effective way to accumulate shares to meet your long-term goals.

                        How dollar-cost averaging works

       Jan  Feb  Mar  Apr  May  Jun
$15                   $16  $18  $20
$10    $10  $12  $14
$ 5

Accumulated shares*       Average market           Your average
                          price per share          cost per share

      42.25                    $15                    $14.20
-------------------------------------------------------------------------------

       Jan  Feb  Mar  Apr  May  Jun
$15
$10    $10                      $10
$ 5         $8   $5   $5   $8

Accumulated shares*       Average market           Your average
                          price per share          cost per share

      85.0                     $7.66                  $7.05
-------------------------------------------------------------------------------

       Jan  Feb  Mar  Apr  May  Jun
$15
$10    $10
$ 5         $8   $6   $4   $4   $7

Accumulated shares*       Average market           Your average
                          price per share          cost per share

     103.5                    $6.50                    $5.80
-------------------------------------------------------------------------------
                 $100 invested per month. Total invested: $600.

* Shares purchased is determined by dividing the amount invested per month by the current share price.

THREE WAYS TO BENEFIT FROM A MUTUAL FUND:

o  your shares increase in value when the Fund's investments do well
o you receive capital gains when the gains on investments sold by the Fund exceed losses
o you receive income when the Fund's stock dividends, interest and short-term gains exceed its expenses.

All three make up your total return. You potentially can increase your investment if, like most investors, you reinvest your dividends and capital gain distributions to buy additional shares of the Fund or another fund.

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7    AXP DIVERSIFIED EQUITY INCOME FUND -- ANNUAL REPORT

The Fund's Long-term Performance

           Value of you $10,000 in AXP Diversified Equity Income Fund
(line chart)

$60,000

$50,000

$40,000

$30,000                       S&P 500 Index
             Russell 1000(R) Value Index                                $27,281
$20,000                                           AXP Diversified Equity Income
                                                                   Fund Class A
$9,425
                                      Lipper Equiy Income
                                              Funds Index

'91     '92     '93     '94     '95     '96     '97     '98    '99    '00    '01

Average Annual Total Returns (as of Sept. 30, 2001)

                         1 year      5 years      10 years     Since inception
Class A                 -12.38%       +6.34%       +10.56%            N/A
Class B                 -11.35%       +6.66%          N/A           +9.68%*
Class C                  -8.59%         N/A           N/A           -3.56%**
Class Y                  -6.82%       +7.75%          N/A          +10.65%*

  * Inception date was March 20, 1995.
 ** Inception date was June 26, 2000.

Assumes: Holding period from 10/01/91 to 9/30/01. Returns do not reflect taxes payable on distributions. Reinvestment of all income and capital gain distributions for the Fund has a value of $15,264. Also see "Past Performance" in the Fund's current prospectus.

On the graph above you can see how the Fund's total return compared to three widely cited unmanaged performance indexes, the Russell 1000(R) Value Index, the Lipper Equity Income Funds Index and the Standard & Poor's 500 Index (S&P 500 Index). Recently, the Fund's investment manager recommended to the Fund that the Fund change its comparative index from the Standard & Poor's 500 Index to the Russell 1000(R) Value Index. The investment manager made this recommendation because the new index more closely represents the Fund's holdings. We will include both indexes in this transition year. In the future however, only the Russell 1000(R) Value Index will be included. In comparing AXP Diversified Equity Income Fund (Class A) to the three indexes, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indexes.

Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Average annual total return figures reflect the impact of the maximum applicable sales charge. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results.

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8   AXP DIVERSIFIED EQUITY INCOME FUND -- ANNUAL REPORT

Russell 1000(R) Value Index, an unmanaged index, measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Lipper Equity Income Funds Index, an unmanaged index published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

S&P 500 Index, an unmanaged list of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the S&P 500 companies may be generally larger than those in which the Fund invests.

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9    AXP DIVERSIFIED EQUITY INCOME FUND -- ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 72 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age             Position held      Principal occupations during   Other directorships
                               with Registrant    past five years
                               and length of
                               service
------------------------------ ------------------ ------------------------------ ------------------------------
H. Brewster Atwater, Jr.       Board member       Retired chair and chief
4900 IDS Tower                 since 1996         executive officer, General
Minneapolis, MN 55402                             Mills, Inc.  (consumer foods)
Born in 1931
------------------------------ ------------------ ------------------------------ ------------------------------
Arne H. Carlson                Chair of the       Chair, Board Services
901 S. Marquette Ave.          Board since 1999   Corporation (provides
Minneapolis, MN 55402                             administrative  services to
Born in 1934                                      boards),  former Governor of
                                                  Minnesota
------------------------------ ------------------ ------------------------------ ------------------------------
Lynne V. Cheney                Board member       Distinguished Fellow, AEI      The Reader's Digest
American Enterprise            since 1994                                        Association Inc.
Institute for Public Policy
Research (AEI)
1150 17th St., N.W.
Washington, D.C. 20036
Born in 1941
------------------------------ ------------------ ------------------------------ ------------------------------
Livio D. DeSimone              Board member       Retired chair of the board     Cargill, Incorporated
30 Seventh Street East         since 2001         and chief executive officer,   (commodity merchants and
Suite 3050                                        Minnesota Mining and           processors), Target
St. Paul, MN 55101-4901                           Manufacturing (3M)             Corporation (department
Born in 1936                                                                     stores), General Mills, Inc.
                                                                                 (consumer foods), Vulcan
                                                                                 Materials Company
                                                                                 (construction
                                                                                 materials/chemicals) and
                                                                                 Milliken & Company (textiles
                                                                                 and chemicals)
------------------------------ ------------------ ------------------------------ ------------------------------
Ira D. Hall                    Board member       Treasurer, Texaco Inc. since
Texaco, Inc.                   since 2001         1998.  Prior to that,
2000 Westchester Avenue                           director, International
White Plains, NY 10650                            Operations IBM Corp.
Born in 1944
------------------------------ ------------------ ------------------------------ ------------------------------
Heinz F. Hutter                Board member       Retired president and chief
P.O. Box 2187                  since 1994         operating officer, Cargill,
Minneapolis, MN 55402                             Incorporated (commodity
Born in 1929                                      merchants and processors)
------------------------------ ------------------ ------------------------------ ------------------------------
Anne P. Jones                  Board member       Attorney and consultant        Motorola, Inc. (electronics)
5716 Bent Branch Rd.           since 1985
Bethesda, MD 20816
Born in 1935
------------------------------ ------------------ ------------------------------ ------------------------------
William R. Pearce              Board member       RII Weyerhaeuser World
2050 One Financial Plaza       since 1980         Timberfund, L.P. (develops
Minneapolis, MN 55402                             timber resources) -
Born in 1927                                      management committee; former
                                                  chair, American Express Funds
------------------------------ ------------------ ------------------------------ ------------------------------

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10   AXP DIVERSIFIED EQUITY INCOME FUND -- ANNUAL REPORT

Independent Board Members

Name, address, age             Position held      Principal occupations         Other
                               with Registrant    during past five years        directorships
                               and length of
                               service
------------------------------ ------------------ ----------------------------- -------------------
Alan K. Simpson                Board member       Former three-term United      Biogen, Inc.
1201 Sunshine Ave.             since 1997         States Senator for Wyoming    (bio-pharmaceuticals)
Cody, WY 82414
Born in 1931
------------------------------ ------------------ ----------------------------- -------------------
C. Angus Wurtele               Board member       Retired chair of the board    Bemis Corporation
4900 IDS Tower                 since 1994         and  chief executive          (packaging)
Minneapolis, MN 55402                             officer,  The Valspar
Born in 1934                                      Corporation
------------------------------ ------------------ ----------------------------- -------------------

Board Members Affiliated with American Express Financial Corporation (AEFC)

Name, address, age             Position held with   Principal occupations       Other
                               Registrant and       during past five years      directorships
                               length of service
------------------------------ -------------------- --------------------------- -------------------
David R. Hubers                Board member         Retired chief executive     Chronimed Inc.
50643 AXP Financial Center     since 1993           officer and director of     (specialty
Minneapolis, MN 55474                               AEFC                        pharmaceutical
Born in 1943                                                                    distribution),
                                                                                RTW Inc. (manages
                                                                                workers
                                                                                compensation
                                                                                programs), Lawson
                                                                                Software, Inc.
                                                                                (technology based
                                                                                business
                                                                                applications)
------------------------------ -------------------- --------------------------- -------------------
John R. Thomas                 Board member         Senior vice president -
50652 AXP Financial Center     since 1987,          information and
Minneapolis, MN 55474          president  since     technology of AEFC
Born in 1937                   1997
------------------------------ -------------------- --------------------------- -------------------

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Thomas, who is president, the Fund's other officers are:

Other Officers

Name, address, age             Position held with   Principal occupations       Other
                               Registrant and       during past five years      directorships
                               length of service
------------------------------ -------------------- --------------------------- -------------------
John M. Knight                 Treasurer since      Vice president -
50005 AXP Financial Center     1999                 investment accounting of
Minneapolis, MN 55474                               AEFC
Born in 1952
------------------------------ -------------------- --------------------------- -------------------
Leslie L. Ogg                  Vice president,      President of Board
901 S. Marquette Ave.          general counsel      Services Corporation
Minneapolis, MN 55402          and secretary
Born in 1938                   since 1978
------------------------------ -------------------- --------------------------- -------------------
Frederick C. Quirsfeld         Vice president       Senior vice president -
53609 AXP Financial Center     since 1998           fixed income of AEFC
Minneapolis, MN 55474
Born in 1947
------------------------------ -------------------- --------------------------- -------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.
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11    AXP DIVERSIFIED EQUITY INCOME FUND -- ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS
AXP INVESTMENT SERIES, INC.
We have audited the accompanying statement of assets and liabilities of AXP Diversified Equity Income Fund (a series of AXP Investment Series, Inc.) as of September 30, 2001, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended September 30, 2001, and the financial highlights for each of the years in the five-year period ended September 30, 2001. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AXP Diversified Equity Income Fund as of September 30, 2001, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

November 2, 2001

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12   AXP DIVERSIFIED EQUITY INCOME FUND -- ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Diversified Equity Income Fund

Sept. 30, 2001
Assets
Investment in Equity Income Portfolio (Note 1)                                                       $2,074,644,503
Capital shares receivable                                                                                   285,184
                                                                                                            -------
Total assets                                                                                          2,074,929,687
                                                                                                      -------------
Liabilities
Capital shares payable                                                                                      287,237
Accrued distribution fee                                                                                     24,541
Accrued service fee                                                                                              58
Accrued transfer agency fee                                                                                   9,895
Accrued administrative services fee                                                                           1,837
Other accrued expenses                                                                                      161,066
                                                                                                            -------
Total liabilities                                                                                           484,634
                                                                                                            -------
Net assets applicable to outstanding capital stock                                                   $2,074,445,053
                                                                                                     ==============

Represented by
Capital stock -- $.01 par value (Note 1)                                                             $    2,536,367
Additional paid-in capital                                                                            2,090,611,639
Excess of distributions over net investment income                                                          675,069
Accumulated net realized gain (loss)                                                                    122,026,896
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                  (141,404,918)
                                                                                                       ------------
Total -- representing net assets applicable to outstanding capital stock                             $2,074,445,053
                                                                                                     ==============
Net assets applicable to outstanding shares:              Class A                                    $1,489,256,551
                                                          Class B                                    $  557,802,212
                                                          Class C                                    $    5,396,575
                                                          Class Y                                    $   21,989,715
Net asset value per share of outstanding capital stock:   Class A shares         182,002,619         $         8.18
                                                          Class B shares          68,286,924         $         8.17
                                                          Class C shares             660,607         $         8.17
                                                          Class Y shares           2,686,597         $         8.18
                                                                                   ---------         --------------

See accompanying notes to financial statements.

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13    AXP DIVERSIFIED EQUITY INCOME FUND -- ANNUAL REPORT

Statement of operations
AXP Diversified Equity Income Fund

Year ended Sept. 30, 2001
Investment income
Income:
Dividends                                                                                             $  48,133,229
Interest                                                                                                  1,925,993
   Less foreign taxes withheld                                                                             (344,317)
                                                                                                           --------
Total income                                                                                             49,714,905
                                                                                                         ----------
Expenses (Note 2):
Expenses allocated from Equity Income Portfolio                                                          10,581,260
Distribution fee
   Class A                                                                                                3,922,284
   Class B                                                                                                5,479,141
   Class C                                                                                                   21,825
Transfer agency fee                                                                                       2,822,518
Incremental transfer agency fee
   Class A                                                                                                  222,512
   Class B                                                                                                  149,173
   Class C                                                                                                      813
Service fee -- Class Y                                                                                       21,145
Administrative services fees and expenses                                                                   719,533
Compensation of board members                                                                                10,610
Printing and postage                                                                                        376,795
Registration fees                                                                                            94,562
Audit fees                                                                                                    8,500
Other                                                                                                        13,043
                                                                                                             ------
Total expenses                                                                                           24,443,714
   Earnings credits on cash balances (Note 2)                                                              (129,196)
                                                                                                           --------
Total net expenses                                                                                       24,314,518
                                                                                                         ----------
Investment income (loss) -- net                                                                          25,400,387
                                                                                                         ----------

Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions                                                                                188,617,380
   Foreign currency transactions                                                                              1,712
                                                                                                              -----
Net realized gain (loss) on investments                                                                 188,619,092
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                  (382,508,185)
                                                                                                       ------------
Net gain (loss) on investments and foreign currencies                                                  (193,889,093)
                                                                                                       ------------
Net increase (decrease) in net assets resulting from operations                                       $(168,488,706)
                                                                                                      =============

See accompanying notes to financial statements.

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14   AXP DIVERSIFIED EQUITY INCOME FUND -- ANNUAL REPORT

Statements of changes in net assets
AXP Diversified Equity Income Fund

Year ended Sept. 30,                                                                      2001             2000
Operations and distributions
Investment income (loss) -- net                                                    $   25,400,387    $   31,015,713
Net realized gain (loss) on investments                                               188,619,092       (40,603,344)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                (382,508,185)      140,001,216
                                                                                     ------------       -----------
Net increase (decrease) in net assets resulting from operations                      (168,488,706)      130,413,585
                                                                                     ------------       -----------
Distributions to shareholders from:
   Net investment income
     Class A                                                                          (22,045,496)      (26,586,405)
     Class B                                                                           (3,851,470)       (5,333,786)
     Class C                                                                              (12,298)             (608)
     Class Y                                                                             (349,234)         (324,470)
   Excess distributions from net investment income
     Class A                                                                           (2,027,387)               --
     Class B                                                                             (354,196)               --
     Class C                                                                               (1,131)               --
     Class Y                                                                              (32,117)               --
   Net realized gain
     Class A                                                                           (2,766,437)     (172,754,684)
     Class B                                                                             (935,116)      (56,896,604)
     Class C                                                                               (1,288)               --
     Class Y                                                                              (37,043)       (1,851,504)
                                                                                          -------        ----------
Total distributions                                                                   (32,413,213)     (263,748,061)
                                                                                      -----------      ------------

Capital share transactions (Note 3)
Proceeds from sales
   Class A shares (Notes 2 and 5)                                                     295,244,129       165,831,958
   Class B shares                                                                     174,759,417       109,856,381
   Class C shares                                                                       5,946,121           412,956
   Class Y shares                                                                      10,504,324         7,112,303
Reinvestment of distributions at net asset value
   Class A shares                                                                      25,598,726       190,841,061
   Class B shares                                                                       5,014,292        61,296,823
   Class C shares                                                                          14,569               607
   Class Y shares                                                                         404,975         2,180,423
Payments for redemptions
   Class A shares                                                                    (319,573,155)     (611,609,777)
   Class B shares (Note 2)                                                           (114,609,539)     (222,295,159)
   Class C shares (Note 2)                                                               (430,999)           (1,755)
   Class Y shares                                                                      (7,738,955)       (8,509,029)
                                                                                       ----------        ----------
Increase (decrease) in net assets from capital share transactions                      75,133,905      (304,883,208)
                                                                                       ----------      ------------
Total increase (decrease) in net assets                                              (125,768,014)     (438,217,684)
Net assets at beginning of year                                                     2,200,213,067     2,638,430,751
                                                                                    -------------     -------------
Net assets at end of year                                                          $2,074,445,053    $2,200,213,067
                                                                                   ==============    ==============
Undistributed net investment income                                                $      675,069    $      858,111
                                                                                   --------------    --------------

See accompanying notes to financial statements.

-------------------------------------------------------------------------------
15    AXP DIVERSIFIED EQUITY INCOME FUND -- ANNUAL REPORT

Notes to Financial Statements
AXP Diversified Equity Income Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund is a series of AXP Investment Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Investment Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

Class C shares of the Fund were offered to the public on June 26, 2000. Prior to this date, American Express Financial Corporation (AEFC) purchased 227 shares of capital stock at $8.80 per share, which represented the initial capital in Class C.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.
o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.
o  Class C shares may be subject to a CDSC.
o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in Equity Income Portfolio
The Fund invests all of its assets in Equity Income Portfolio (the Portfolio), a series of Growth and Income Trust (the Trust), an open-end investment company that has the same objectives as the Fund. The Portfolio seeks to provide shareholders with a high level of current income and, as a secondary goal, steady growth of capital by investing primarily in dividend-paying stocks.

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund as of Sept. 30, 2001 was 99.99%. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio's "Notes to financial statements" (included elsewhere in this report).

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Federal taxes
The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

-------------------------------------------------------------------------------
16   AXP DIVERSIFIED EQUITY INCOME FUND -- ANNUAL REPORT

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $3,089,900 and accumulated net realized gain has been decreased by $3,089,900.

Dividends to shareholders
Dividends from net investment income, declared daily and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

2. EXPENSES AND CHARGES
In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with AEFC to provide administrative services. Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.04% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.00
o  Class B $20.00
o  Class C $19.50
o  Class Y $17.00

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

-------------------------------------------------------------------------------
17    AXP DIVERSIFIED EQUITY INCOME FUND -- ANNUAL REPORT

Sales charges received by the Distributor for distributing Fund shares were $3,013,882 for Class A, $511,382 for Class B and $1,395 for Class C for the year ended Sept. 30, 2001.

During the year ended Sept. 30, 2001, the Fund's transfer agency fees were reduced by $129,196 as a result of earnings credits from overnight cash balances.

3. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock for the years indicated are as follows:

                                                      Year ended Sept. 30, 2001
                                            Class A     Class B        Class C       Class Y
Sold                                     32,651,545    19,417,512     659,779       1,163,797
Issued for reinvested distributions       3,045,127       581,261       1,692          48,373
Redeemed                                (35,797,246)  (12,919,452)    (47,456)       (866,369)
                                        -----------   -----------     -------        --------
Net increase (decrease)                    (100,574)    7,079,321     614,015         345,801
                                           --------     ---------     -------         -------

                                                      Year ended Sept. 30, 2000
                                            Class A     Class B       Class C*       Class Y
Sold                                     18,375,179    12,132,790      46,719         788,435
Issued for reinvested distributions      21,355,118     6,859,953          70         244,160
Redeemed                                (68,769,403)  (25,069,656)       (197)       (952,400)
                                        -----------   -----------        ----        --------
Net increase (decrease)                 (29,039,106)   (6,076,913)     46,592          80,195
                                        -----------    ----------      ------          ------

* Inception date was June 26, 2000.

4. BANK BORROWINGS
The Fund has a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had borrowings of $4,700,000 at a weighted average interest rate of 3.80% for the period Sept. 13, 2001 to Sept. 14, 2001.

-------------------------------------------------------------------------------
18   AXP DIVERSIFIED EQUITY INCOME FUND -- ANNUAL REPORT

5. FUND MERGER
As of the close of business on July 14, 2000, AXP Diversified Equity Income Fund acquired the assets and assumed the identified liabilities of Strategist Equity Income Fund.

The aggregate net assets of AXP Diversified Equity Income Fund immediately before the acquisition were $2,373,969,866.

The merger was accomplished by a tax-free exchange of 103,755 shares of Strategist Equity Income Fund valued at $1,031,198.

In exchange for the Strategist Equity Income Fund shares and net assets, AXP Diversified Equity Income Fund issued the following number of shares:

                                             Shares          Net assets
Class A                                      114,719         $1,031,198

Strategist Equity Income Fund's net assets at that date consisted of capital stock of $940,189 and unrealized appreciation of $91,009.

6. NEW ACCOUNTING PRONOUNCEMENT
In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after Dec. 15, 2000. Adopting the revised Guide is not expected to have a significant impact on the Fund's financial position, results of operations or changes in its net assets.

-------------------------------------------------------------------------------
19    AXP DIVERSIFIED EQUITY INCOME FUND -- ANNUAL REPORT

7. FINANCIAL HIGHLIGHTS
The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                             2001         2000         1999         1998          1997
Net asset value, beginning of period                     $8.96        $9.40       $ 8.96       $10.39        $ 8.96
                                                         -----        -----       ------       ------        ------
Income from investment operations:
Net investment income (loss)                               .12          .13          .14          .23           .34
Net gains (losses) (both realized and unrealized)         (.75)         .39         1.37         (.43)         2.04
                                                          ----          ---         ----         ----          ----
Total from investment operations                          (.63)         .52         1.51         (.20)         2.38
                                                          ----          ---         ----         ----          ----
Less distributions:
Dividends from net investment income                      (.12)        (.13)        (.13)        (.23)         (.33)
Excess distributions from net investment income           (.01)          --           --           --            --
Distributions from realized gains                         (.02)        (.83)        (.94)       (1.00)         (.62)
                                                          ----         ----         ----        -----          ----
Total distributions                                       (.15)        (.96)       (1.07)       (1.23)         (.95)
                                                          ----         ----        -----        -----          ----
Net asset value, end of period                           $8.18        $8.96       $ 9.40       $ 8.96        $10.39
                                                         -----        -----       ------       ------        ------
Ratios/supplemental data
Net assets, end of period (in millions)                 $1,489       $1,631       $1,985       $1,828        $1,789
                                                        ------       ------       ------       ------        ------
Ratio of expenses to average daily net assets(c)          .95%         .93%         .89%         .86%          .88%
                                                          ---          ---          ---          ---           ---
Ratio of net investment income (loss)
   to average daily net assets                           1.38%        1.43%        1.41%        2.27%         3.62%
                                                         ----         ----         ----         ----          ----
Portfolio turnover rate
   (excluding short-term securities)                      105%          52%          84%          97%           81%
                                                          ---           --           --           --            --
Total return(e)                                         (7.03%)       5.66%       17.18%       (2.17%)       28.11%
                                                        -----         ----        -----        -----         -----

Class B
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                             2001         2000         1999         1998          1997
Net asset value, beginning of period                     $8.94        $9.40       $ 8.96       $10.39        $ 8.96
                                                         -----        -----       ------       ------        ------
Income from investment operations:
Net investment income (loss)                               .06          .08          .06          .15           .27
Net gains (losses) (both realized and unrealized)         (.74)         .37         1.38         (.42)         2.04
                                                          ----          ---         ----         ----          ----
Total from investment operations                          (.68)         .45         1.44         (.27)         2.31
                                                          ----          ---         ----         ----          ----
Less distributions:
Dividends from net investment income                      (.06)        (.08)        (.06)        (.16)         (.26)
Excess distributions from net investment income           (.01)          --           --           --            --
Distributions from realized gains                         (.02)        (.83)        (.94)       (1.00)         (.62)
                                                          ----         ----         ----        -----          ----
Total distributions                                       (.09)        (.91)       (1.00)       (1.16)         (.88)
                                                          ----         ----        -----        -----          ----
Net asset value, end of period                           $8.17        $8.94       $ 9.40       $ 8.96        $10.39
                                                         -----        -----       ------       ------        ------
Ratios/supplemental data
Net assets, end of period (in millions)                   $558         $547         $633         $505          $350
                                                          ----         ----         ----         ----          ----
Ratio of expenses to average daily net assets(c)         1.71%        1.69%        1.66%        1.62%         1.65%
                                                         ----         ----         ----         ----          ----
Ratio of net investment income (loss)
   to average daily net assets                            .62%         .67%         .63%        1.48%         2.97%
                                                          ---          ---          ---         ----          ----
Portfolio turnover rate
   (excluding short-term securities)                      105%          52%          84%          97%           81%
                                                          ---           --           --           --            --
Total return(e)                                         (7.70%)       4.85%       16.30%       (2.91%)       27.16%
                                                        -----         ----        -----        -----         -----

See accompanying notes to financial highlights.

-------------------------------------------------------------------------------
20   AXP DIVERSIFIED EQUITY INCOME FUND -- ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                             2001        2000(b)
Net asset value, beginning of period                     $8.94        $8.66
                                                         -----        -----
Income from investment operations:
Net investment income (loss)                               .06          .02
Net gains (losses) (both realized and unrealized)         (.74)         .28
                                                          ----          ---
Total from investment operations                          (.68)         .30
                                                          ----          ---
Less distributions:
Dividends from net investment income                      (.06)        (.02)
Excess distributions from net investment income           (.01)          --
Distributions from realized gains                         (.02)          --
                                                          ----          ---
Total distributions                                       (.09)        (.02)
                                                          ----         ----
Net asset value, end of period                           $8.17        $8.94
                                                         -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                     $5          $--
                                                            --          ---
Ratio of expenses to average daily net assets(c)         1.71%        1.69%(d)
                                                         ----         ----
Ratio of net investment income (loss)
   to average daily net assets                            .73%         .45%(d)
                                                          ---          ---
Portfolio turnover rate
   (excluding short-term securities)                      105%          52%
                                                          ---           --
Total return(e)                                         (7.67%)       3.47%
                                                        -----         ----

Class Y
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                             2001         2000         1999         1998          1997
Net asset value, beginning of period                     $8.96        $9.40       $ 8.96       $10.40        $ 8.96
                                                         -----        -----       ------       ------        ------
Income from investment operations:
Net investment income (loss)                               .14          .14          .15          .24           .35
Net gains (losses) (both realized and unrealized)         (.75)         .39         1.37         (.44)         2.05
                                                          ----          ---         ----         ----          ----
Total from investment operations                          (.61)         .53         1.52         (.20)         2.40
                                                          ----          ---         ----         ----          ----
Less distributions:
Dividends from net investment income                      (.14)        (.14)        (.14)        (.24)         (.34)
Excess distributions from net investment income           (.01)          --           --           --            --
Distributions from realized gains                         (.02)        (.83)        (.94)       (1.00)         (.62)
                                                          ----         ----         ----        -----          ----
Total distributions                                       (.17)        (.97)       (1.08)       (1.24)         (.96)
                                                          ----         ----        -----        -----          ----
Net asset value, end of period                           $8.18        $8.96       $ 9.40       $ 8.96        $10.40
                                                         -----        -----       ------       ------        ------
Ratios/supplemental data
Net assets, end of period (in millions)                    $22          $21          $21          $76           $79
                                                           ---          ---          ---          ---           ---
Ratio of expenses to average daily net assets(c)          .78%         .76%         .78%         .78%          .76%
                                                          ---          ---          ---          ---           ---
Ratio of net investment income (loss)
   to average daily net assets                           1.56%        1.58%        1.58%        2.34%         3.85%
                                                         ----         ----         ----         ----          ----
Portfolio turnover rate
   (excluding short-term securities)                      105%          52%          84%          97%           81%
                                                          ---           --           --           --            --
Total return(e)                                         (6.82%)       5.79%       17.30%       (2.11%)       28.29%
                                                        -----         ----        -----        -----         -----

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  Inception date was June 26, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d)  Adjusted to an annual basis.
(e)  Total return does not reflect payment of a sales charge.

-------------------------------------------------------------------------------
21    AXP DIVERSIFIED EQUITY INCOME FUND -- ANNUAL REPORT

Independent Auditors' Report

THE BOARD OF TRUSTEES AND UNITHOLDERS
GROWTH AND INCOME TRUST
We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Equity Income Portfolio (a series of Growth and Income Trust) as of September 30, 2001, the related statement of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period ended September 30, 2001. These financial statements are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Equity Income Portfolio as of September 30, 2001, and the results of its operations and the changes in its net assets for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

November 2, 2001

--------------------------------------------------------------------------------
22   AXP DIVERSIFIED EQUITY INCOME FUND -- ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
Equity Income Portfolio

Sept. 30, 2001
Assets
Investments in securities, at value (Note 1)
   (identified cost $2,207,722,066)                                                                  $2,066,310,901
Cash in bank on demand deposit                                                                              161,521
Dividends and accrued interest receivable                                                                 3,668,291
Receivable for investment securities sold                                                                67,193,381
                                                                                                         ----------
Total assets                                                                                          2,137,334,094
                                                                                                      -------------
Liabilities
Payable for investment securities purchased                                                              62,532,096
Accrued investment management services fee                                                                   27,233
Other accrued expenses                                                                                       36,424
                                                                                                             ------
Total liabilities                                                                                        62,595,753
                                                                                                         ----------
Net assets                                                                                           $2,074,738,341
                                                                                                     ==============

See accompanying notes to financial statements.

-------------------------------------------------------------------------------
23    AXP DIVERSIFIED EQUITY INCOME FUND -- ANNUAL REPORT

Statement of operations
Equity Income Portfolio

Year ended Sept. 30, 2001
Investment income
Income:
Dividends                                                                                             $  48,135,515
Interest                                                                                                  1,923,816
   Less foreign taxes withheld                                                                             (344,333)
                                                                                                           --------
Total income                                                                                             49,714,998
                                                                                                         ----------
Expenses (Note 2):
Investment management services fee                                                                       10,389,178
Compensation of board members                                                                                12,710
Custodian fees                                                                                              132,401
Audit fees                                                                                                   25,500
Other                                                                                                        25,081
                                                                                                             ------
Total expenses                                                                                           10,584,870
   Earnings credits on cash balances (Note 2)                                                                (3,110)
                                                                                                             ------
Total net expenses                                                                                       10,581,760
                                                                                                         ----------
Investment income (loss) -- net                                                                          39,133,238
                                                                                                         ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                       188,619,988
   Foreign currency transactions                                                                              1,712
                                                                                                              -----
Net realized gain (loss) on investments                                                                 188,621,700
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                  (382,519,279)
                                                                                                       ------------
Net gain (loss) on investments and foreign currencies                                                  (193,897,579)
                                                                                                       ------------
Net increase (decrease) in net assets resulting from operations                                       $(154,764,341)
                                                                                                      =============

Statements of changes in net assets
Equity Income Portfolio

Year ended Sept. 30,                                                                      2001             2000
Operations
Investment income (loss) -- net                                                    $   39,133,238    $   46,253,522
Net realized gain (loss) on investments                                               188,621,700       (40,616,112)
Net change in unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies              (382,519,279)      140,059,960
                                                                                     ------------       -----------
Net increase (decrease) in net assets resulting from operations                      (154,764,341)      145,697,370
Net contributions (withdrawals) from partners                                          29,022,371      (585,396,414)
                                                                                       ----------     ------------
Total increase (decrease) in net assets                                              (125,741,970)     (439,699,044)
Net assets at beginning of year                                                     2,200,480,311     2,640,179,355
                                                                                    -------------     -------------
Net assets at end of year                                                          $2,074,738,341    $2,200,480,311
                                                                                   ==============    ==============

See accompanying notes to financial statements.

-------------------------------------------------------------------------------
24   AXP DIVERSIFIED EQUITY INCOME FUND -- ANNUAL REPORT

Notes to Financial Statements
Equity Income Portfolio

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Equity Income Portfolio (the Portfolio) is a series of Growth and Income Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Equity Income Portfolio seeks to provide a high level of current income and, as a secondary goal, steady growth of capital by investing primarily in dividend-paying stocks. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions
To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

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25    AXP DIVERSIFIED EQUITY INCOME FUND -- ANNUAL REPORT

Futures transactions
To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes
For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

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26   AXP DIVERSIFIED EQUITY INCOME FUND -- ANNUAL REPORT

2. FEES AND EXPENSES
The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with AEFC to manage its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 0.53% to 0.4% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of AXP Diversified Equity Income Fund to the Lipper Equity Income Funds Index. The maximum adjustment is 0.08% of the Portfolio's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. The adjustment decreased the fee by $235,955 for the year ended Sept. 30, 2001.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

During the year ended Sept. 30, 2001, the Portfolio's custodian fees were reduced by $3,110 as a result of earnings credits from overnight cash balances. The Portfolio also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

According to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the Trust's units.

3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $2,273,281,071 and $2,232,440,211, respectively, for the year ended Sept. 30, 2001. For the same period, the portfolio turnover rate was 105%. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with AEFC were $20,283 for the year ended Sept. 30, 2001.

Income from securities lending amounted to $24,930 for the year ended Sept. 30, 2001. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

4. NEW ACCOUNTING PRONOUNCEMENT
In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after Dec. 15, 2000. Adopting the revised Guide is not expected to have a significant impact on the Portfolio's financial position, results of operations or changes in its net assets.

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27    AXP DIVERSIFIED EQUITY INCOME FUND -- ANNUAL REPORT

Investments in Securities
Equity Income Portfolio

Sept. 30, 2001
(Percentages represent value of investments compared to net assets)

Common stocks (94.8%)
Issuer                                Shares                   Value(a)

Aerospace & defense (1.0%)
Goodrich (BF)                        350,000                 $6,818,000
Honeywell Intl                       535,000                 14,124,000
Total                                                        20,942,000

Airlines (0.4%)
AMR                                  445,000(b)               8,517,300

Automotive & related (2.0%)
Eaton                                250,000                 14,802,500
Ford Motor                           658,400                 11,423,240
General Motors                       305,000                 13,084,500
Snap-On                              104,300                  2,329,019
Total                                                        41,639,259

Banks and savings & loans (3.1%)
FleetBoston Financial                745,000                 27,006,250
J.P. Morgan Chase                    405,000                 13,830,750
Washington Mutual                    615,000                 23,665,200
Total                                                        64,502,200

Beverages & tobacco (1.6%)
Fortune Brands                       115,500                  3,869,250
Philip Morris                        625,000                 30,181,250
Total                                                        34,050,500

Building materials & construction (0.5%)
Martin Marietta Materials            270,000                 10,559,700

Chemicals (0.9%)
Dow Chemical                         570,000                 18,673,200

Communications equipment & services (0.4%)
AT&T Wireless Services               561,541(b)               8,389,423

Computer software & services (0.7%)
Computer Associates Intl             530,000                 13,642,200

Computers & office equipment (1.9%)
Computer Sciences                    287,500(b)               9,536,375
Pitney Bowes                         570,000                 21,802,500
Solectron                            706,500(b)               8,230,725
Total                                                        39,569,600

Electronics (0.8%)
Thomas & Betts                       954,500                 16,684,660

Energy (8.1%)
BP ADR                               405,000(c)              19,913,850
Chevron                              630,000                 53,392,500
Conoco Cl A                        1,615,000                 41,069,450
Kerr-McGee                           490,000                 25,435,900
USX-Marathon Group                 1,025,000                 27,418,750
Total                                                       167,230,450

Energy equipment & services (2.9%)
Baker Hughes                         360,000                 10,422,000
McDermott Intl                     2,000,000(b)              16,500,000
Pioneer Natural Resources          1,250,000(b)              17,787,500
Tidewater                            600,000                 16,014,000
Total                                                        60,723,500

Financial services (6.4%)
Citigroup                            300,000                 12,150,000
Lehman Brothers Holdings           1,228,050                 69,814,643
Morgan Stanley, Dean Witter,
     Discover & Co                   781,500                 36,222,525
Stilwell Financial                   795,000                 15,502,500
Total                                                       133,689,668

Food (3.7%)
Archer-Daniels-Midland               939,750                 11,831,453
ConAgra Foods                      1,070,000                 24,021,500
SUPERVALU                          2,070,000                 41,876,100
Total                                                        77,729,053

Furniture & appliances (0.9%)
Whirlpool                            350,000                 19,372,500

Health care services (0.6%)
PacifiCare Health Systems          1,050,000(b)              13,219,500

Industrial equipment & services (6.7%)
Caterpillar                          565,000                 25,312,000
Fluor                                400,000                 15,400,000
Illinois Tool Works                  385,000                 20,832,350
Ingersoll-Rand                     1,308,100                 44,213,780
Parker-Hannifin                      630,000                 21,703,500
Tomkins ADR                        1,400,000(c)              12,054,000
Total                                                       139,515,630

See accompanying notes to investments in securities.

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28    AXP DIVERSIFIED EQUITY INCOME FUND -- ANNUAL REPORT

Issuer                                Shares                   Value(a)

Insurance (13.1%)
ACE                                  800,000(c)             $23,096,000
Aon                                  945,000                 39,689,999
Chubb                                295,000                 21,065,950
CIGNA                                460,000                 38,157,000
Jefferson-Pilot                      465,000                 20,683,200
Lincoln Natl                         465,000                 21,682,950
Loews                                700,000                 32,396,000
SAFECO                             1,050,000                 31,846,500
Torchmark                            615,000                 23,985,000
XL Capital Cl A                      223,400(c)              17,648,600
Total                                                       270,251,199

Leisure time & entertainment (0.8%)
Mattel                             1,045,000                 16,364,700

Media (2.0%)
Donnelley (RR) & Sons                492,000                 13,308,600
Knight-Ridder                        505,000                 28,204,250
Total                                                        41,512,850

Metals (1.3%)
Alcoa                                870,000                 26,978,700

Multi-industry conglomerates (9.7%)
Crane                                595,000                 13,042,400
Diebold                              735,000                 28,003,500
Dover                                390,000                 11,742,900
Eastman Kodak                        520,000                 16,915,600
General Electric                     595,000                 22,134,000
Hanson ADR                           865,000(c)              30,318,249
Natl Service Inds                    557,600                 11,514,440
Textron                              530,000                 17,813,300
Tyco Intl                            255,000(c)              11,602,500
Xerox                              1,700,000                 13,175,000
YORK Intl                            770,000                 22,052,800
Total                                                       198,314,689

Paper & packaging (2.2%)
Abitibi-Consolidated               2,100,000(c)              13,398,000
Intl Paper                           900,000                 31,320,000
Total                                                        44,718,000

Real estate investment trust (4.3%)
Crescent Real Estate Equities      1,140,000                 24,453,000
Equity Residential
     Properties Trust                353,800                 20,661,920
JDN Realty                         1,000,000                 10,600,000
Vornado Realty Trust                 850,000                 33,745,000
Total                                                        89,459,920

Retail (1.9%)
Albertson's                          820,000                 26,141,600
Charming Shoppes                   2,824,400(b)              13,867,804
Total                                                        40,009,404

Textiles & apparel (0.9%)
Kellwood                             970,000                 17,945,000

Transportation (1.8%)
Burlington Northern Santa Fe       1,401,400                 37,487,450

Utilities -- electric (3.8%)
Dominion Resources                   451,000                 26,766,850
Duke Energy                          875,000                 33,118,750
Exelon                               415,000                 18,509,000
Total                                                        78,394,600

Utilities -- gas (1.4%)
Ocean Energy                         600,000                  9,780,000
Williams Companies                   700,000                 19,110,000
Total                                                        28,890,000

Utilities -- telephone (9.0%)
AT&T 1,745,000                    33,678,500
BellSouth                            724,800                 30,115,440
Liberty Media Cl A                   970,000(b)              12,319,000
SBC Communications                   709,700                 33,441,064
Sprint (FON Group)                 1,510,000                 36,255,100
Verizon Communications               770,000                 41,664,700
Total                                                       187,473,804

Total common stocks
(Cost: $2,100,980,326)                                   $1,966,450,659

Preferred stocks (3.5%)
Issuer                                Shares                   Value(a)
CNF Trust I
     5.00% Cm Cv Series A            500,000                $19,500,000
Cox Communications
     7.00% Cm Cv PRIDES              300,000(e)              16,425,000
Union Pacific Capital
     6.25% Cm Cv                     541,000(d)              24,345,000
Union Pacific Capital
     6.25% Cm Cv                     270,500                 12,172,500

Total preferred stocks
(Cost: $79,312,653)                                         $72,442,500

See accompanying notes to investments in securities.

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29    AXP DIVERSIFIED EQUITY INCOME FUND -- ANNUAL REPORT

Short-term securities (1.3%)
Issuer           Annualized                Amount              Value(a)
              yield on date            payable at
                of purchase              maturity

U.S. government agencies (1.1%)
Federal Home Loan Mtge Corp Disc Nts
     10-18-01        3.59%             $2,700,000            $2,694,588
     10-30-01        3.42               3,100,000             3,090,603
Federal Natl Mtge Assn Disc Nts
     10-04-01        3.45                 700,000               699,597
     10-04-01        3.58               1,900,000             1,898,825
     10-19-01        3.43               5,300,000             5,289,427
     12-20-01        2.20               8,800,000             8,746,641
Total                                                        22,419,681

Commercial paper (0.2%)
Barclays U.S. Funding
     10-02-01        3.49               5,000,000             4,998,061

Total short-term securities
(Cost: $27,429,087)                                         $27,417,742

Total investments in securities
(Cost: $2,207,722,066)(f)                                 $2,066,310,901

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.
(b)  Non-income producing.
(c) Foreign security values are stated in U.S. dollars. As of Sept. 30, 2001, the value of foreign securities represented 6.17% of net assets.
(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.
(e) PRIDES (Preferred Redeemable Increased Dividend Equity Securities) are structured as convertible preferred securities. Investors receive an enhanced yield but based upon a specific formula, potential appreciation is limited. PRIDES pay dividends, have voting rights, are noncallable for three years and upon maturity, convert into shares of common stock.
(f) At Sept. 30, 2001, the cost of securities for federal income tax purposes was $2,209,491,035 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                              $  89,452,074
     Unrealized depreciation                               (232,632,208)
                                                           ------------
     Net unrealized depreciation                          $(143,180,134)
                                                          -------------
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30    AXP DIVERSIFIED EQUITY INCOME FUND -- ANNUAL REPORT

Federal Income Tax Information
(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Diversified Equity Income Fund
Fiscal year ended Sept. 30, 2001

Class A
Income distributions taxable as dividend income, 84.97% qualifying for deduction by corporations.

Payable date                                                  Per share
Dec. 20, 2000                                                  $0.02547
March 27, 2001                                                  0.02813
June 27, 2001                                                   0.02454
Sept. 27, 2001                                                  0.05891
Total                                                          $0.13705

Capital gain distribution taxable as long-term capital gain.

Payable date                                                  Per share
Dec. 20, 2000                                                  $0.01594
Total distributions                                            $0.15299


Class B
Income distribution taxable as dividend income, 84.97% qualifying for deduction by corporations.

Payable date                                                  Per share
Dec. 20, 2000                                                  $0.02068
March 27, 2001                                                  0.02325
June 27, 2001                                                   0.01999
Sept. 27, 2001                                                  0.00625
Total                                                          $0.07017

Capital gain distribution taxable as long-term capital gain.

Payable date                                                  Per share
Dec. 20, 2000                                                  $0.01594
Total distributions                                            $0.08611

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31    AXP DIVERSIFIED EQUITY INCOME FUND -- ANNUAL REPORT

Class C
Income distribution taxable as dividend income, 84.97% qualifying for deduction by corporations.

Payable date                                                  Per share
Dec. 20, 2000                                                  $0.02079
March 27, 2001                                                  0.02351
June 27, 2001                                                   0.02009
Sept. 27, 2001                                                  0.00775
Total                                                          $0.07214

Capital gain distribution taxable as long-term capital gain.

Payable date                                                  Per share
Dec. 20, 2000                                                  $0.01594
Total distributions                                            $0.08808


Class Y
Income distributions taxable as dividend income, 84.97% qualifying for deduction by corporations.

Payable date                                                  Per share
Dec. 20, 2000                                                  $0.02651
March 27, 2001                                                  0.02919
June 27, 2001                                                   0.02554
Sept. 27, 2001                                                  0.07451
Total                                                          $0.15575

Capital gain distribution taxable as long-term capital gain.

Payable date                                                  Per share
Dec. 20, 2000                                                  $0.01594
Total distributions                                            $0.17169

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32   AXP DIVERSIFIED EQUITY INCOME FUND -- ANNUAL REPORT

AXP Diversified Equity Income Fund                                PRSRT STD AUTO
70100 AXP Financial Center                                         U.S. POSTAGE
Minneapolis, MN 55474                                                  PAID
                                                                     AMERICAN
americanexpress.com                                                   EXPRESS

Ticker Symbol
Class A: INDZX        Class B: IDEBX
Class C: N/A          Class Y: IDQYX

                                                                          (logo)
                                                                        AMERICAN
                                                                         EXPRESS

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

                                                                S-6475 U (11/01)